                 SECURITIES AND EXCHANGE COMMISSION


                        Washington, DC 20549


                              Form 8-K

                           CURRENT REPORT



                   Pursuant to Section 13 or 15(d)
               of the Securities Exchange Act of 1934


                  Date of Report: January 6, 2000



                                   AT&T CORP.

 A New York                     Commission File             I.R.S. Employer
 Corporation                       No. 1-1105                 No.13-4924710



            32 Avenue of the Americas, New York, New York 10013-3412


                         Telephone Number (212) 387-5400

Form 8-K                                                        AT&T Corp.
January 6, 2000


ITEM 5  OTHER EVENTS.

a)       Pro forma financial information

      AT&T is filing pro forma financial information included in Exhibit 99 as follows:

1.       Unaudited pro forma condensed financial introductory paragraphs.

2.       Unaudited pro forma condensed Balance Sheet at September 30, 1999.

3. Unaudited pro forma condensed Income Statement for the period ended September 30, 1999.

4.       Unaudited pro forma condensed Income Statement for the year December
         31, 1998.

5.       Notes to unaudited pro forma condensed financial information.

b)       See Exhibit 99.1 to this form 8-K.

c)       Exhibits

         Exhibit 99 AT&T Corp. unaudited pro forma condensed financial results at September 30, 1999, for the period ended September 30, 1999, and for the year ended
                          December 31, 1998.

         Exhibit 99.1     AT&T Corp. Press Release issued January 5, 2000.

Form 8-K                                                        AT&T Corp.
January 6, 2000



                                   SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   AT&T CORP.

                             /s/  N. S. Cyprus
                             ----------------------------------
                             By:  N. S. Cyprus
                                  Vice President and Controller

January 6, 2000